SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                January 20, 2004
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          5511                                        01-0609375
     --------------                       ---------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


    Three Landmark Square, Suite 500, Stamford, CT               06901
    ----------------------------------------------        ------------------
       (Address of principal executive offices)                (Zip Code)

                                 (203) 356-4400
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure.

The registrant issued a press release on January 20, 2004 announcing that the Board of Directors has elected Michael J. Durham as Non-Executive Chairman and Thomas R. Gibson as Chairman Emeritus, which press release is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description

99.1                       Press Release dated January 20, 2004.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASBURY AUTOMOTIVE GROUP, INC.




Date:  January 20, 2004           By: /s/ Kenneth B. Gilman
                                      ---------------------------------------
                                      Name:  Kenneth B. Gilman
                                      Title:  President and
                                              Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.       Description

99.1              Press Release dated January 20, 2004